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                                                                    Exhibit 10.4


                            REVOLVING CREDIT NOTE



$5,000,000.00                                                Date: July 25, 1995


M&M PROPERTIES, INC. and McCURRY & FALCONITE EQUIPMENT CO., INC, (individually, "Borrower" and collectively, "Borrowers") for value received, unconditionally promise to jointly and severally pay to the order of CITICORP DEL-LEASE, INC., doing business as CITICORP DEALER FINANCE ("Lender"), at its office located at 450 1-Mamaroneck Avenue, Harrison, New York 10528, the principal amount of Five Million Dollars ($5,000,000.00) or, if less, the unpaid principal amount of each Extension of Credit (as defined in the Agreement defined below; all capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Agreement) made to either or both Borrowers by Lender and outstanding under this Revolving Credit Note, on the Revolver Termination Date.

Borrowers promise to jointly and severally pay interest on the unpaid principal amount of each Extension of Credit from the date advanced by Lender until such principal amount is paid in full, at such interest rates, and at such times, as are specified in the Agreement.

This is the Revolving Credit Note referred to in that certain Dealer Security Agreement, dated as of June 19, 1995, among Borrowers and Lender (as amended or otherwise modified from time to time, the "Agreement"). The Agreement, among other things, provides for the making of Extensions of Credit by Lender to Borrowers from time to time in an aggregate amount not to exceed at any time outstanding the dollar amount first above mentioned, the indebtedness of Borrowers resulting from each such Extensions of Credit being evidenced by this Revolving Credit Note.

The Agreement provides for the acceleration of the maturity of this Revolving Credit Note upon the occurrence of certain Events of Default and for prepayment of the Revolving Credit Loan on the terms and conditions specified therein.

Borrowers waive presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

Borrowers agree to jointly and severally reimburse Lender on demand for all reasonable costs, expenses and charges (including, without limitation, fees and charges of legal counsel for Lender) in connection with the interpretation, performance or enforcement of this Revolving Credit Note.


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        THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                                M&M PROPERTIES, INC.



                                                By: /s/ Ralph McCurry
                                                   --------------------------

                                                Name: Ralph McCurry
                                                     ------------------------

                                                Title: President
                                                      -----------------------


                                                MCCURRY & FALCONITE EQUIPMENT
                                                CO., INC.


                                                By: /s/ Ralph McCurry
                                                   --------------------------

                                                Name: Ralph McCurry
                                                     ------------------------

                                                Title: President
                                                      -----------------------